   As filed with the Securities and Exchange Commission on November 18, 1998



                                                     Registration No. 333-



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ---------------

                                   FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                           Scientific-Atlanta, Inc.

            (Exact Name of Registrant as Specified in Its Charter)


              GEORGIA                                   58-0612397
   (State or Other Jurisdiction of          (I.R.S. Employer Identification No.)
    Incorporation or Organization)


    ONE TECHNOLOGY PARKWAY, SOUTH                       30092-2967
         NORCROSS, GEORGIA                              (Zip Code)
(Address of Principal Executive Offices)


                  1996 EMPLOYEE STOCK OPTION PLAN, AS AMENDED

                           (Full Title of the Plan)


         James F. McDonald       Please address a copy of all communications to:
       Chief Executive Officer
       Scientific-Atlanta, Inc.                 William E. Eason, Jr., Esq.
    One Technology Parkway, South               Scientific-Atlanta, Inc.
       Norcross, Georgia 30092                One Technology Parkway, South
(Name and Address of Agent For Service)          Norcross, Georgia  30092
                                                Telephone:  (770) 903-5000

          (770) 903-5000
(Telephone Number, Including Area Code,
       of Agent for Service)


                        CALCULATION OF REGISTRATION FEE


--------------------------------------------------------------------------------
                             Proposed      Proposed
  Title of                   Maximum        Maximum
 Securities       Amount     Offering      Aggregate     Amount of
   to be           to be      Price        Offering     Registration
 Registered     Registered  Per Share(1)    Price            Fee
--------------------------------------------------------------------------------
Common
Stock, Par
Value $0.50     1,500,000   $16.9375     $25,406,250     $7,063.00
Per Share       shares
--------------------------------------------------------------------------------

(1) Calculated pursuant to Rules 457(c) and 457(h)(1), based on the average of the high and low sale prices ($16.9375 per share) of the Common Stock of the Registrant on the New York Stock Exchange on November 12, 1998.

                     STATEMENT UNDER GENERAL INSTRUCTION E

                     REGISTRATION OF ADDITIONAL SECURITIES


        This Registration Statement pertains to additional shares of Registrant's common stock that may be issued pursuant to the 1996 Employee Stock Option Plan, as amended effective November 11, 1998 (the "Amended Plan"). The Amended Plan was effective November 11, 1998 and unless otherwise noted herein, the contents of Registrant's Form S-8 Registration Statement (File No. 333-18893) relating to Registrant's 1996 Employee Stock Option Plan prior to its amendment are incorporated by reference into this Registration Statement on Form S-8.



                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 8.  EXHIBITS


      The exhibits filed as part of this Registration Statement are as follows:


Exhibit Number         Description of Exhibit
--------------         ----------------------

    4             1996 Employee Stock Option Plan, As Amended Effective November
                  11, 1998

    5 Opinion of William E. Eason, Jr., General Counsel of Registrant, as to the legality of the securities being registered

   23.1           Consent of Arthur Andersen LLP

   23.2 Consent of William E. Eason, Jr. (included in the opinion filed as Exhibit 5)

   24             Power of Attorney authorizing James F. McDonald and Wallace G.
                  Haislip to sign amendments to this Registration Statement on behalf of officers and directors of the Registrant (contained on Signature Page of Registration Statement)

                                 SIGNATURES



          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Gwinnett County, State of Georgia, on this 18th day of November, 1998.



                                 SCIENTIFIC-ATLANTA, INC.


                                 By:  /s/ James F. McDonald
                                      ---------------------
                                      JAMES F. MCDONALD, PRESIDENT AND
                                      CHIEF EXECUTIVE OFFICER



                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James F. McDonald and Wallace G. Haislip, jointly and severally, his or her attorneys-in-fact, each with power of substitution for him or her in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with the exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



/s/ James F. McDonald                             November 18, 1998
---------------------------------------           -----------------
JAMES F. MCDONALD, PRESIDENT AND CHIEF            Date
EXECUTIVE OFFICER AND DIRECTOR
(PRINCIPAL EXECUTIVE OFFICER)



/s/ Wallace G. Haislip                            November 18, 1998
---------------------------------------           -----------------
WALLACE G. HAISLIP, SENIOR VICE PRESIDENT-        Date
FINANCE, CHIEF FINANCIAL OFFICER AND TREASURER
(PRINCIPAL FINANCIAL OFFICER)



/s/ Julian W. Eidson                              November 18, 1998
---------------------------------------           -----------------
JULIAN W. EIDSON                                  Date
VICE PRESIDENT AND CONTROLLER
(PRINCIPAL ACCOUNTING OFFICER)



                      [Signatures continued on next page]

                  [Signatures continued from preceding page]



/s/ Marion H. Antonini                            November 18, 1998
---------------------------------------           -----------------
MARION H. ANTONINI                                Date
DIRECTOR



/s/ David W. Dorman                               November 18, 1998
---------------------------------------           -----------------
DAVID W. DORMAN                                   Date
DIRECTOR



/s/ William E. Kassling                           November 18, 1998
---------------------------------------           ------------------
WILLIAM E. KASSLING                               Date
DIRECTOR



/s/ Mylle Bell Mangum                             November 18, 1998
---------------------------------------           -----------------
MYLLE BELL MANGUM                                 Date
DIRECTOR



---------------------------------------           -----------------
DAVID J. MCLAUGHLIN                               Date
DIRECTOR



/s/ James V. Napier                               November 18, 1998
---------------------------------------           -----------------
JAMES V. NAPIER                                   Date
DIRECTOR



/s/ Sam Nunn                                      November 18, 1998
---------------------------------------           -----------------
SAM NUNN                                          Date
DIRECTOR

                                 EXHIBIT INDEX



Exhibits
--------


4       1996 Employee Stock Option Plan, As Amended Effective November 11, 1998

5 Opinion of William E. Eason, Jr., General Counsel of Registrant, as to the legality of the securities being registered

23.1    Consent of Arthur Andersen LLP

23.2    Consent of William E. Eason, Jr. (included in the opinion filed as
        Exhibit 5)

24 Power of Attorney authorizing James F. McDonald and Wallace G. Haislip to sign amendments to this Registration Statement on behalf of officers and directors of the Registrant (contained on Signature Page of Registration Statement)

                                       1